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                                WESTAFF (USA), INC.
                           WESTERN MEDICAL SERVICES, INC.


        FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND TRANSACTION DOCUMENTS

     This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND TRANSACTION DOCUMENTS (this "AMENDMENT"), dated as of November 16, 1998, is among Westaff (USA), Inc., a California corporation formerly known as Western Staff Services (USA), Inc. ("WSS"), and Western Medical Services, Inc., a California corporation ("WMS") (WSS and WMS sometimes hereinafter are referred to individually as a "CO-ISSUER" and collectively as "CO-ISSUERS") and the purchasers listed in Schedule A to the Note Purchase Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.


                                   R E C I T A L S

     1. The Co-Issuers entered into a Note Purchase Agreement dated May 15, 1998 (the "NOTE PURCHASE AGREEMENT") in connection with the issue of certain 6.77% Senior Secured Notes (the "ORIGINAL NOTES") to the purchasers listed in Schedule A to the Note Purchase Agreement.

     2. The Co-Issuers and the holders of the Notes desire to make certain corrective amendments to the Original Notes, the Note Purchase Agreement and the Transaction Documents. Therefore, the Co-Issuers have issued certain Amended and Restated 6.77% Senior Notes Due May 20, 2008 of even date herewith (the "AMENDED AND RESTATED NOTES") and the parties hereto are entering into this Amendment.


                                  A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Co-Issuers and the holders of the Notes agree as follows:

     1. AMENDMENTS TO NOTE PURCHASE AGREEMENT. The Note Purchase Agreement is hereby amended as follows:

          A. SECTION 1.1. THE NOTES. Each reference to the term "Notes," as such term is defined in Section 1 and used throughout the Note Purchase Agreement, is hereby amended to mean the Amended and Restated Notes.


          B. SECTION 8.1. REQUIRED PREPAYMENTS. Each reference in Section 8.1 of the Note Purchase Agreement to the date "May 15" of any year is hereby amended to read "May 20" of such year.

     2. AMENDMENTS TO TRANSACTION DOCUMENTS. Each reference to the term "Notes" or "Senior Notes," as such term is defined in any of the Transaction Documents and used throughout each such document, is hereby amended to mean the Amended and Restated Notes.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date hereinabove written.


                                        WESTAFF (USA), INC.

                                        By:  /s/ Paul A. Norberg
                                             ---------------------------------
                                             Paul A. Norberg
                                             Executive Vice President and
                                             Chief Financial Officer

                                        WESTERN MEDICAL SERVICES, INC.

                                        By:  /s/ Ted A. Sleight
                                             ---------------------------------
                                             Ted A. Sleight
                                             Executive Vice President and
                                             Chief Financial Officer


PPM AMERICA, INC., AS ATTORNEY IN FACT,
ON BEHALF OF JACKSON NATIONAL LIFE
INSURANCE COMPANY

By   /s/ James D. Young
   -------------------------------------
     James D. Young
     Managing Director


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date hereinabove written.


                                        WESTAFF (USA), INC.

                                        By:  /s/ Paul A. Norberg
                                             ---------------------------------
                                             Paul A. Norberg
                                             Executive Vice President and
                                             Chief Financial Officer

                                        WESTERN MEDICAL SERVICES, INC.

                                        By:  /s/ Ted A. Sleight
                                             ---------------------------------
                                             Ted A. Sleight
                                             Executive Vice President and
                                             Chief Financial Officer



NATIONWIDE LIFE INSURANCE COMPANY

By:  /s/ Mark W. Poppelman
     -------------------------------
     Name  Mark W. Poppelman
           -------------------------
     Title Authorized Signatory
           -------------------------


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